                     SEMI-ANNUAL REPORT  |  March 31, 2001


                                                                      The Strong

                                                                   Schafer Value

                                                                            Fund


                             [PHOTO APPEARS HERE]

                                                             [LOGO APPEARS HERE]

                     SEMI-ANNUAL REPORT  |  March 31, 2001


                                                   The Strong Schafer Value Fund


                               Table of Contents

Investment Review

    Strong Schafer Value Fund .............................................    2


Financial Information

    Schedule of Investments in Securities

        Strong Schafer Value Fund .........................................    4

    Statement of Assets and Liabilities ...................................    6

    Statement of Operations ...............................................    7

    Statements of Changes in Net Assets ...................................    8

    Notes to Financial Statements .........................................    9

Financial Highlights ......................................................   11

Strong Schafer Value Fund

--------------------------------------------------------------------------------
Your Fund's Approach

The Strong Schafer Value Fund seeks long-term capital growth. Current income is a secondary objective. The Fund invests primarily in common stocks of medium- and large-capitalization companies. The portfolio manager generally selects stocks of companies that have a below-average price/earnings ratio as compared to that of the S&P 500 Index and above-average projected earnings growth. The Fund generally invests substantially all of its assets in stocks. The Fund invests roughly similar amounts of its assets in each stock in the portfolio.
--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            From 3-31-91 to 3-31-01

                                    [GRAPH]

          The Strong Schafer Value Fund     S&P 500 Index*    Lipper Multi-Cap
                                                              Value Funds Index*

Mar 91               $10,000                   $10,000             $10,000
Mar 92               $11,886                   $11,104             $11,292
Mar 93               $14,650                   $12,795             $13,189
Mar 94               $16,499                   $12,984             $13,847
Mar 95               $17,597                   $15,005             $15,401
Mar 96               $22,595                   $19,822             $19,760
Mar 97               $26,963                   $23,751             $22,977
Mar 98               $38,018                   $35,151             $31,954
Mar 99               $28,198                   $41,640             $30,770
Mar 00               $27,176                   $49,112             $32,438
Mar 01               $28,250                   $38,466             $34,559

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Value Funds Index during the last ten fiscal years. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal values vary, and you may have a gain or loss when you sell shares.

Q:   How did the Fund perform?

A: The six-month period ended March 31 was one in which investors--particularly those who invested in technology and large-cap growth stocks--faced a generally difficult environment. After towering investment performance in 1998 and 1999, the technology-laden Nasdaq Composite Index (Nasdaq) closed the final quarter of the year 2000 on a disappointing note, and fell further in the first quarter of 2001. In all, the Nasdaq lost nearly half its value during this six-month period.

     This is the first time in five years in which technology and growth stocks did not enjoy a huge year-end rally. The S&P 500 Index, which in recent years has increasingly comprised large-cap growth and technology stocks as substitutes for old economy stocks, declined by nearly 20% over the six months. Value stocks were not entirely immune to the extremely volatile stock market, which was reflected in the -1.14% return for the Strong Schafer Value Fund over the six-month period./1/

Q: What market conditions, market events, and other factors affected the Fund's performance?

A: Far and away the greatest impact on the Fund during the past six months came from the continued broadening of the stock market. This trend began just over a year ago, when the Nasdaq reached its peak, and soon afterward began a long, steep slide.

     As the technology stocks that largely populate the Nasdaq declined, value stocks gained long overdue support. Earnings disappointments appeared in the quarterly reports of many technology and large-cap growth companies, leading investors to reassess the rich valuations they had been paying for these stocks based on unrealistic expectations for earnings growth. We believe this self-correcting process will continue. Despite the market's battering, it appears that many technology stocks still have unrealistic valuations, particularly in light of the slowdown in technology spending that has struck many corporate offices over the past year.

Q:   What investment strategies and techniques affected the Fund's performance?

A: During the six months ended March 31, 2001, turnover in the portfolio was the lowest the Fund has experienced in several years. We sold off our positions in two technology stocks that had been profitable for the portfolio: Arrow Electronics, a distributor of semiconductors and electronic components; and Cadence Design, a maker of semiconductor chip software. We also moved out of Wells Fargo, channeling those assets into Bank of America. This move was based on the relative valuations of these two leading financial-services firms. At the end of the first quarter of 2001, the financial services sector accounted for 20% of Fund assets--the largest allocation in the portfolio. Other sectors consuming significant assets were health care, at 12%, and autos and auto parts, at 9%.

Q:   What is your outlook regarding the future of the market?

A: After a rough sledding for value stocks in general and the Fund in particular during 1998 and 1999, we are optimistic about the outlook for value stocks in the years ahead. Over the past 40 years, there have been three major shifts from growth stocks to value stocks. After each of these shifts began, the relative outperformance of value stocks was dramatic--and each continued for a period of at least four years. We believe the market has ushered in a fourth major shift from growth to value, and we further believe that the period just ended has constituted the first leg of the pattern that we experienced at previous turning points in 1974, 1982, and 1991.

     We thank you for your investment in the Strong Schafer Value Fund.

     David K. Schafer
     Portfolio Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                 As of 3-31-01

                         1-year                  3.95%
                         3-year                 -9.43%
                         5-year                  4.57%
                        10-year                 10.94%
                Since Inception                 11.58%
                     (10-22-85)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

/1/ Average annual total return and total return measure change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change, while total return reflects aggregate change, and is not annualized.

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                 March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                           STRONG SCHAFER VALUE FUND

                                                                Shares or                     Unit
                                                                Principal     Average         Market                  Market
Security                                                          Amount     Unit Cost        Value     % Change       Value
--------------------------------------------------------------------------------------------------------------------------------
Common Stocks 94.8%
Auto Manufacturers - Domestic 2.4%
General Motors Corporation                                       174,000     $   69.27     $    51.85    -25.15%   $   9,021,900

Auto/Truck - Original Equipment 6.2%
Borg-Warner Automotive, Inc.                                     313,000         37.99          40.07      5.48%      12,541,910
Superior Industries International, Inc.                          320,000         31.43          34.57      9.99%      11,062,400
                                                                                                                   -------------
                                                                                                                      23,604,310

Banks - Money Center 6.0%
Bank of America Corporation                                      207,800         54.75          54.75      0.00%      11,377,050
J.P. Morgan Chase & Company                                      253,000         26.73          44.90     67.98%      11,359,700
                                                                                                                   -------------
                                                                                                                      22,736,750

Banks - Super Regional 2.7%
Mellon Financial Corporation                                     255,000         10.60          40.52    282.26%      10,332,600

Building - Cement/Concrete/Aggregate 4.0%
Lafarge Corporation                                              500,000         20.22          30.34     50.05%      15,170,000

Building - Construction Products/Miscellaneous 3.0%
Royal Group Technologies, Ltd. (b)                               774,000         21.11          14.69    -30.41%      11,370,060

Electronics - Semiconductor Equipment 2.4%
Veeco Instruments, Inc. (b)                                      222,000         51.52          41.56    -19.33%       9,226,875

Electronics Products - Miscellaneous 2.5%
Power Integrations, Inc. (b)                                     541,100         19.00          17.25     -9.21%       9,333,975

Finance - Investment Management 2.8%
Franklin Resources, Inc.                                         272,000         38.01          39.11      2.89%      10,637,920

Finance - Mortgage & Related Services 3.0%
Federal National Mortgage Association                            142,000         71.83          79.60     10.82%      11,303,200

Household - Appliances 2.9%
Maytag Corporation                                               338,000         56.43          32.25    -42.85%      10,900,500

Insurance - Property/Casualty/Title 5.5%
Chubb Corporation                                                143,000         62.41          72.44     16.07%      10,358,920
PartnerRe, Ltd.                                                  215,000         43.07          49.27     14.40%      10,593,050
                                                                                                                   -------------
                                                                                                                      20,951,970

Leisure - Gaming 5.6%
Harrahs Entertainment, Inc. (b)                                  412,000         23.17          29.43     27.02%      12,125,160
Station Casinos, Inc. (b)                                        655,000         13.21          13.81      4.54%       9,045,550
                                                                                                                   -------------
                                                                                                                      21,170,710

Medical - Drug/Diversified 2.6%
Bristol-Myers Squibb Company                                     167,000         53.34          59.40     11.36%       9,919,800

Medical - Ethical Drugs 5.4%
ICN Pharmaceuticals, Inc.                                        381,500         33.15          25.43    -23.29%       9,701,545
Schering-Plough Corporation                                      287,700         38.39          36.53     -4.85%      10,509,681
                                                                                                                   -------------
                                                                                                                      20,211,226

Medical/Dental - Services 3.9%
Omnicare, Inc.                                                   684,900         26.39          21.45    -18.72%      14,691,105

Metal Ores - Miscellaneous 4.1%
Cameco Corporation                                               778,100         14.60          19.62     34.38%      15,266,322

Oil & Gas - International Integrated 2.5%
Petroleo Brasileiro SA Petrobras Sponsored ADR                   402,000         29.70          23.80    -19.87%       9,567,600

Retail - Department Stores 7.7%
Family Dollar Stores, Inc.                                       632,000         17.46          25.70     47.19%      16,242,400
May Department Stores Company                                    363,000         28.78          35.48     23.28%      12,879,240
                                                                                                                   -------------
                                                                                                                      29,121,640

--------------------------------------------------------------------------------

                                                                Shares or                    Unit
                                                                Principal    Average         Market                   Market
Security                                                          Amount    Unit Cost        Value      % Change       Value
--------------------------------------------------------------------------------------------------------------------------------
Retail/Wholesale - Office Supplies 3.5%
Office Depot, Inc. (b)                                         1,512,000    $    11.09    $      8.75    -21.10%   $  13,230,000

Steel - Specialty Alloys 3.0%
UCAR International, Inc. (b)                                     986,000         22.41          11.60    -48.24%      11,437,600

Telecommunications - Equipment 0.7%
ECI Telecom, Ltd.                                                359,000         36.92           7.63    -79.33%       2,737,375

Telecommunications - Services 3.8%
ALLTEL Corporation                                               175,000         67.45          52.46    -22.22%       9,180,500
Montana Power Company                                            368,000         36.80          14.10    -61.68%       5,188,800
                                                                                                                   -------------
                                                                                                                      14,369,300

Transportation - Air Freight 3.0%
FedEx Corporation (b)                                            271,000         16.73          41.68    149.13%      11,295,280

Transportation - Rail 3.1%
Canadian National Railway Company                                311,000         27.76          37.67     35.70%      11,715,370

Trucks & Parts - Heavy Duty 2.5%
Dana Corporation                                                 552,000         39.90          17.18    -56.94%       9,483,360
--------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $387,123,710)                                                                              358,806,748
--------------------------------------------------------------------------------------------------------------------------------

Short-Term Investments (a) 5.1%
Commercial Paper 4.7%
Firstar Bank N.A., 5.25%, Due 4/02/01                       $ 17,800,000        100.00         100.00      0.00%      17,800,000

Interest Bearing, Due Upon Demand 0.4%
Firstar Bank N.A., 4.73%                                       1,563,691        100.00         100.00      0.00%       1,563,691
Sara Lee Corporation, 4.66%                                          155        100.00         100.00      0.00%             155
                                                                                                                   -------------
                                                                                                                       1,563,846
--------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,363,846)                                                                       19,363,846
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $406,487,556) 99.9%                                                            378,170,594
Other Assets and Liabilities, Net 0.1%                                                                                   540,351
--------------------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                                  $ 378,710,945
================================================================================================================================


LEGEND
--------------------------------------------------------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b)     Non-income producing security.

Percentages are stated as a percent of net assets.

                      See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

                                                                                    Strong
                                                                                    Schafer
                                                                                   Value Fund
                                                                                  -------------
Assets:
     Investments in Securities, at Market Value (Cost of $406,487,556)            $ 378,170,594
     Dividends and Interest Receivable                                                  799,090
     Receivable from Fund Shares Sold                                                    91,834
     Other Assets                                                                        15,813
                                                                                  -------------
     Total Assets                                                                   379,077,331

Liabilities:
     Payable for Fund Shares Redeemed                                                    80,446
     Accrued Operating Expenses and Other Liabilities                                   285,940
                                                                                  -------------
Total Liabilities                                                                       366,386
                                                                                  -------------
Net Assets                                                                        $ 378,710,945
                                                                                  =============

Net Assets Consist of:
     Capital Stock (250,000,000 shares authorized, $.10 par value)                $     738,223
     Paid-in Capital                                                                488,489,921
     Undistributed Net Investment Income                                                442,157
     Accumulated Net Realized Loss                                                  (82,642,394)
     Net Unrealized Depreciation                                                    (28,316,962)
                                                                                  -------------
     Net Assets                                                                   $ 378,710,945
                                                                                  =============

Capital Shares Outstanding                                                            7,382,231

Net Asset Value Per Share                                                         $       51.30
                                                                                  =============

                      See Notes to Financial Statements.

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended March 31, 2001 (Unaudited)

                                                                                   Strong
                                                                                   Schafer
                                                                                 Value Fund
                                                                                ------------
Income:
     Dividends (net of foreign withholding taxes of $27)                         $ 3,219,886
     Interest                                                                        255,265
                                                                                ------------
     Total Income                                                                  3,475,151

Expenses:
     Investment Advisory Fees                                                      1,907,988
     Custodian Fees                                                                    4,823
     Shareholder Servicing Costs                                                     795,451
     Reports to Shareholders                                                         192,027
     Other                                                                           139,688
                                                                                ------------
     Total Expenses before Fees Paid Indirectly by Strong                          3,039,977
     Fees Paid Indirectly by Strong                                                   (6,983)
                                                                                ------------
     Expenses, Net                                                                 3,032,994
                                                                                ------------
Net Investment Income                                                                442,157

Realized and Unrealized Gain (Loss):
     Net Realized Gain on Investments                                             13,569,701
     Net Change in Unrealized Appreciation/Depreciation on Investments           (19,889,344)
                                                                                ------------
Net Loss on Investments                                                           (6,319,643)
                                                                                ------------
Net Decrease in Net Assets Resulting from Operations                            ($ 5,877,486)
                                                                                ============

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                   Strong Schafer Value Fund
                                                                            ------------------------------------
                                                                            Six Months Ended        Year Ended
                                                                             March 31, 2001       Sept. 30, 2000
                                                                            ----------------      --------------
                                                                                (Unaudited)
Operations:
  Net Investment Income (Loss)                                                 $     442,157      ($         159)
  Net Realized Gain on Investments                                                13,569,701           8,251,693
  Net Change in Unrealized Appreciation/Depreciation on Investments              (19,889,344)         53,881,436
                                                                               -------------       -------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                 (5,877,486)         62,132,970
Distributions From Net Investment Income                                                  --          (5,737,017)
Capital Share Transactions:
  Proceeds from Shares Sold                                                       66,499,295          97,012,305
  Proceeds from Reinvestment of Distributions                                             --           5,560,120
  Payment for Shares Redeemed                                                    (83,857,637)       (416,327,703)
                                                                               -------------       -------------
  Net Decrease in Net Assets from Capital Share Transactions                     (17,358,342)       (313,755,278)
                                                                               -------------       -------------
Total Decrease In Net Assets                                                     (23,235,828)       (257,359,325)
Net Assets:
  Beginning of Period                                                            401,946,773         659,306,098
                                                                               -------------       -------------
  End of Period                                                                $ 378,710,945       $ 401,946,773
                                                                               =============       =============

Transactions in Shares of the Fund:
  Sold                                                                             1,263,182           1,972,567
  Issued in Reinvestment of Distributions                                                 --             115,713
  Redeemed                                                                        (1,626,968)         (8,645,385)
                                                                               -------------       -------------
  Net Decrease in Shares of the Fund                                                (363,786)         (6,557,105)
                                                                               =============       =============

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

1.   Organization

     Strong Schafer Value Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 12, 1985, and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the cost, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at March 31, 2001.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Additional Investment Risk -- The Fund has short-term investments which are unsecured nonnegotiable instruments. These instruments are rated at least A1 by Standard & Poor's. However, the Fund may be susceptible to credit risk with respect to these securities to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

          Investments in foreign denominated assets may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (F) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
March 31, 2001 (Unaudited)

3.   Related Party Transactions

     Strong Schafer Capital Management LLC (the "LLC") provides management and investment advisory services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides that, subject to the direction of the Fund's Board of Directors, the LLC is responsible for the management of the Fund's portfolio. The LLC is obligated to perform certain administrative and management services for the Fund, except to the extent these services are provided by any custodian, transfer agent, registrar or administrator hired by the Fund, and is obligated to provide all of the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Advisory Agreement provides for a monthly fee computed at an annual rate of 1.0% of the Fund's average daily net assets. Investment advisory fees payable to the LLC at March 31, 2001 were $111. Unaffiliated directors' fees paid for the six months ended March 31, 2001 were $22,500.

     In September, 1997, Schafer Capital Management, Inc. ("Schafer") and Strong Capital Management, Inc. ("Strong") entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the LLC. The LLC Agreement provides that Schafer and Strong shall be members of the LLC, with Schafer as the managing member, and grants to Strong an option to purchase Schafer's interest in the LLC. On January 10, 2001, Strong exercised their option to purchase Schafer's interest in the LLC, subject to shareholder approval. As managing member of the LLC, Schafer will provide ongoing management and investment advisory services to the Fund and will perform all obligations of the LLC under the investment advisory agreement between the Fund and the LLC.

     Strong provides fund accounting services and shareholder recordkeeping and related services to the Fund. Fund accounting service fees are contractually established based upon the net assets of the Fund. Fund accounting service fees paid to Strong for the six months ended March 31, 2001 were $23,644. Shareholder recordkeeping and related service fees are based upon contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees payable to Strong at March 31, 2001 were $152,808. Also allocated to the Fund are certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund are included in Other Expenses in the Fund's Statement of Operations. Credits serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Strong in the Fund's Statement of Operations. In addition, Strong is compensated for certain other services related to costs incurred for reports to shareholders. Other shareholder servicing expenses paid to Strong for the six months ended March 31, 2001 were $795,451.

     Pursuant to a distribution agreement, Strong Investments, Inc., an indirect subsidiary of Strong, has agreed to act at the request of the Fund and the LLC as the Fund's agent to effect the distribution of the Fund's shares. No expenses are incurred by the Fund with respect to this agreement.

4.   Investment Transactions

     The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended March 31, 2001 were $44,192,319 and $76,767,044, respectively. There were no purchases or sales of long-term government securities for the six months ended March 31, 2001.

5.   Income Tax Information

     At March 31, 2001, the cost of investments in securities for federal income tax purposes was $406,996,842. Net unrealized depreciation of securities was $28,826,248, consisting of gross unrealized appreciation and depreciation of $48,962,695 and $77,788,943, respectively. At September 30, 2000, the Fund had a capital loss carryover of $95,815,010 which expires in 2007.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG SCHAFER VALUE FUND
--------------------------------------------------------------------------------

                                                                                             Period Ended
                                                               ---------------------------------------------------------------------
                                                                March 31,    Sept. 30,       Sept. 30, Sept. 30, Sept. 30,  Sept. 30
Selected Per-Share Data/(a)/                                     2001 /(b)/    2000            1999      1998      1997       1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 51.89     $ 46.10          $ 49.85   $ 67.29     47.28   $ 43.46
Income From Investment Operations:
   Net Investment Income (Loss)                                     0.06       (0.00)/(c)(d)/    0.44      0.40      0.39      0.47
   Net Realized and Unrealized Gains (Losses) on Investments       (0.65)       6.29            (3.83)   (15.81)    21.48      5.00
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                (0.59)       6.29            (3.39)   (15.41)    21.87      5.47
Less Distributions:
   From Net Investment Income                                         --       (0.50)           (0.36)    (0.59)    (0.43)    (0.38)
   From Net Realized Gains                                            --          --               --     (1.44)    (1.43)    (1.27)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                --       (0.50)           (0.36)    (2.03)    (1.86)    (1.65)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 51.30     $ 51.89          $ 46.10   $ 49.85   $ 67.29   $ 47.28
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     -1.1%      +13.7%            -6.9%    -23.5%    +47.5%    +13.0%
   Net Assets, End of Period (In Millions)                       $   379     $   402          $   659     1,428   $ 1,318   $   389
   Ratio of Expenses to Average Net Assets Without
      Fees Paid Indirectly by Strong                                 1.6%*       1.5%             1.4%      1.2%      1.2%      1.3%
   Ratio of Expenses to Average Net Assets                           1.6%*       1.5%             1.4%      1.2%      1.2%      1.3%
   Ratio of Net Investment Income (Loss) to Average Net Assets       0.2%*      (0.0%)/(c)/       0.6%      0.7%      0.8%      1.2%
   Portfolio Turnover Rate                                          11.7%       52.2%            67.1%     39.0%     22.5%     17.8%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended March 31, 2001 (Unaudited).
(c) Amount calculated is less than $0.01 or 0.1%.
(d) Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

                      See Notes to Financial Statements.

                                   Directors

                               David K. Schafer
                              Timothy C. Collins
                                Mary P. English
                               Phillip P. Young


                                   Officers

                   David K. Schafer, President and Treasurer
            James P. Cullen, Executive Vice President and Secretary
                    Susan A. Hollister, Assistant Secretary
                      Kerry A. Jung, Assistant Secretary


                              Investment Advisor

                    Strong Schafer Capital Management, LLC
                  103 Spinnaker Lane, Jupiter, Florida 33477

                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP

             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                                Sidley & Austin
                1 First National Plaza, Chicago, Illinois 60603

          For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities offered through Strong Investments, Inc. RT12964-0401



          Strong Investments
          P.O. Box 2936   Milwaukee, WI 53201
          www.Strong.com

--------------------------------------------------------------------------------

          To order a free prospectus kit, call
          1-800-368-1030

          To learn more about our funds, discuss an existing account, or conduct a transaction, call
          1-800-368-3863

          If you are a Financial Professional, call
          1-800-368-1683

          Visit our web site at
          www.Strong.com


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